UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 13, 2017

BEIGENE, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37686	98-1209416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Mourant Ozannes Corporate Services (Cayman) Limited 94 Solaris Avenue, Camana Bay Grand Cayman KY1-1108 Cayman Islands
(Address of principal executive offices) (Zip Code)

+1 (345) 949 4123

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02Results of Operations and Financial Condition.

On November 13, 2017, BeiGene, Ltd. (the “Company”) announced its financial results for the three and nine months ended September 30, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth under this Item 2.02 in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01Other Events.

On November 13, 2017, the Company issued a press release announcing that it has initiated two new global pivotal clinical trials of BGB-3111, an investigational Bruton’s Tyrosine Kinase inhibitor: a Phase 3 trial of BGB-3111 in previously untreated patients with chronic lymphocytic leukemia / small lymphocytic lymphoma and a pivotal Phase 2 trial of BGB-3111 in combination with GAZYVA® (obinutuzumab) in patients with relapsed or refractory follicular lymphoma. The Company also announced completion of patient enrollment in a pivotal trial of BGB-3111 in China in patients with mantle cell lymphoma. The full text of the Company’s press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release titled “BeiGene Reports Third Quarter 2017 Financial Results” issued on November 13, 2017, furnished herewith

99.2	Press Release titled “BeiGene Expands Global Pivotal Program for BTK Inhibitor BGB-3111” issued on November 13, 2017

Exhibit Index

Exhibit No.	Description
99.1	Press Release titled “BeiGene Reports Third Quarter 2017 Financial Results” issued on November 13, 2017, furnished herewith

99.2	Press Release titled “BeiGene Expands Global Pivotal Program for BTK Inhibitor BGB-3111” issued on November 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2017	BEIGENE, LTD.

	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel